UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             April 21, 2006

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                       0-23530                 93-0997412
---------------------------          -----------             ------------------
State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)               File Number)            Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K

Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

     Trans Energy, Inc. has finalize a definitive Agreement for Sale of Oil and Gas Properties related to the company's sale of certain wells, overriding royalties and undeveloped acreage located in Campbell County, Wyoming. The assets have been sold at public auction through the Oil & Gas Asset Clearinghouse in Houston, Texas. The gross sales price for the properties is $1,003,000, which is expected to be paid to Trans Energy when the sales close on or about May 12, 2006.

     The wells sold by the company, all located in Campbell County, Wyoming, include the Pinion Fee #1, Sagebrush Federal #1, Sagebrush Federal #2, Sagebrush Federal #3 (injector), Boley #31-36 Sandbar, State #1-36 Sandbar and State #2-36 Sandbar. Also included in the sales were overriding royalties on two wells (Sagebrush Federal #1, Sagebrush Federal #2) and Tract TR4-B, and 2,530 undeveloped acres, also located in Campbell County.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (c) Exhibits


     Exhibit No.    Description
     -----------    -----------

         10.1 Agreement for Sale of Oil and Gas Properties (to be filed as amendment to Form 8-K upon closing of sale)
-----------------

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward- looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TRANS ENERGY, INC.



Date:  April 27, 2006           By         /S/ WILLIAM F. WOODBURN
                                   ---------------------------------------------
                                        William F. Woodburn
                                        Chief Operating Officer and Director


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